Microsoft Word 10.0.3416;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Amendment No. 1


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2002
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                      Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)


California                         1-14219                            94-2964195
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(State or other jurisdiction       (Commission File           (I.R.S.Employer
of incorporation)                     Number)               Identification No.)

401 Taraval Street, San Francisco, CA                              94116
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(Address of principal executive offices)                           (Zip Code)



(Registrant's telephone number, including area code: (415) 334-7000



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                 (Former name, former address and former fiscal
                      year, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

    On December 6, 2002, Transnational Financial Network, Inc. (the "Company"), at the recommendation of its audit committee, appointed Burr, Pilger & Mayer LLP as its independent auditors to replace the firm of Grant Thornton LLP who was dismissed contemporaneously therewith and has been asked to submit a letter to the Securities & Exchange Commission to the effect that it has no material disagreements with the statements made in this Item 4 (other than the registrant's representation in paragraph (d)(i) below of its plans to use the same methods with respect to capturing certain information related to SFAS 133, as to which the Accountant expresses no judgment), confirming that the Accountant had no disagreements with management of the Company related to matters that are material to the Company's 2002 financial statements.

    Management represents as follows:

                  (a) There have been no disputes between management and the auditors; and the auditors' reports for financial statements for the four month period ended April 30, 2002, and years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (b) The decision to change accountants from Grant Thornton LLP (the "Accountant") to Burr, Pilger & Mayer LLP has been approved by the Company's Board of Directors at the recommendation of the Company's audit committee.

                  (c) During the registrant's four month period ended April 30, 2002 and years ended December 31, 2001 and 2000 and any subsequent interim period through December 6, 2002, there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized the Accountant to respond fully to the inquiries of the successor accountant.

                  (d) The Accountant expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in
         Item 304(a)(1)(iv) of Regulation S-K, including but not limited to:

                           (i) the Accountant has not advised the registrant
                  that the internal controls necessary for the registrant to develop reliable financial statements do not exist except (i) that the Accountant has advised the registrant that the registrant lacks the internal processes to deal with SFAS No. 133, Accounting for Derivatives and Hedging Activities, issues properly (insofar as FAS 133 relates to the change in fair value of contractual loan and forward delivery commitments income); and (ii) the registrant not allowing for the possible non-payment of a newly assigned note receivable in the amount of approximately $400,000 which was received in connection with an exchange transaction related the registrant's investment in Loan Link LLC. The $400,000 was expensed for the fiscal year ended December 31, 2001. The registrant has successfully captured the information required for restatements insofar as the restatements relate to FAS 133 for the four month period ended April 30, 2002, and for the year ended December 31, 2001, and plans to utilize the same methods to capture the required information going forward;

                           (ii) the Accountant has not advised the registrant
                  that information has come to the Accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

                           (iii) except as noted in item (iv), the Accountant
                  has not advised the registrant of the need to expand significantly the scope of its audit, or notified the registrant that information has come to the Accountant's attention that if further investigated may (A) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (B) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the Accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the Accountant did not so expand the scope of its audit or conduct such further investigation;

                      (iv) except as described below, the Accountant has not
                  advised the registrant that information has come to the Accountant's attention that it has concluded materially impacts the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or
                  (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the Accountant's resignation, or for any other reason, the issue has not been resolved to the Accountant's satisfaction prior to its resignation.

                      The Accountant notified the Company that information came
                  the Accountant's attention that will require the financial statements for the year ended December 31, 2001 and for the four month period ended April 30, 2002 to be restated. This restatement is in connection with the Company's determination of the fair value of mortgage loan and forward commitment contracts in accordance with the requirements of SFAS No. 133 as referred to above.

                  (e) The registrant has provided the Accountant with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-B. The registrant has requested that the Accountant furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant. The Company has appended such letter hereto as Exhibit 16.

    Item 7.  Financial Statements and Exhibits.

    Exhibit 16. Letter re change in certifying accountant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.




    Date: December 20, 2002

                                        Transnational Financial Corporation


                                        /s/ Joseph Kristul
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                                        Joseph Kristul, Chief Executive Officer